                                                               Exhibit No.
24(a)


                               POWER OF ATTORNEY

     Washington Gas Light Company, for itself, and each person whose signature appears below, appoints Patrick J. Maher, James H. DeGraffenreidt, Jr., Frederic
M. Kline, and John K. Keane, Jr., and each of them individually, as attorneys-in-fact to execute and to file a Registration Statement under the Securities Act of 1933 for the registration of up to 300,000 shares of common stock of Washington Gas Light Company and to execute and file all amendments and post-effective amendments to the Registration Statement.

                                           WASHINGTON GAS LIGHT COMPANY


Date:   September 25, 1996                  By:        PATRICK J. MAHER

     ----------------------                   ---------------------------------
                                                      Patrick J. Maher
                                                 Chairman of the Board and
                                                  Chief Executive Officer

Signature:                          Title:                                   Date:
    PATRICK J. MAHER                Chairman of the Board,                   September 25, 1996
------------------------------       Chief Executive Officer
   (Patrick J. Maher)                and Director


 JAMES H. DeGRAFFENREIDT, JR.       President, Chief Operating               September 25, 1996
------------------------------       Officer and Director
(James H. DeGraffenreidt, Jr.)


    FREDERIC M. KLINE               Vice President & Treasurer               September 25, 1996
------------------------------        (Principal Financial &
   (Frederic M. Kline)                Accounting Officer)


    MICHAEL D. BARNES               Director                                 September 25, 1996
------------------------------
   (Michael D. Barnes)


     FRED J. BRINKMAN               Director                                 September 25, 1996
------------------------------
    (Fred J. Brinkman)


   DANIEL J. CALLAHAN, III          Director                                 September 25, 1996
------------------------------
  (Daniel J. Callahan, III)


      ORLANDO W. DARDEN             Director                                 September 25, 1996
------------------------------
     (Orlando W. Darden)


       MELVYN J. ESTRIN             Director                                 September 25, 1996
------------------------------
      (Melvyn J. Estrin)


    KAREN HASTIE WILLIAMS           Director                                 September 25, 1996
------------------------------
   (Karen Hastie Williams)


      STEPHEN G. YEONAS             Director                                 September 25, 1996
------------------------------
     (Stephen G. Yeonas)